UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-2

PETVIVO HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on March 4, 2022

Dear Stockholders of PetVivo Holdings, Inc.:

We are pleased to invite you to attend our 2021 Annual Meeting of Stockholders to be held on March 4, 2022 at 3:30 p.m. Central Standard Time at the offices of Fox Rothschild LLP at 222 9th Street South, Suite 2000, Minneapolis, MN 55402 The Annual Meeting is being held for the following purposes:

1.	To elect seven (7) directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.	To ratify the appointment of Assurance Dimensions, Inc., as our independent registered public accountants for the fiscal year ending March 31, 2022;

3.	To approve, on a nonbinding advisory basis, the compensation of our named executive officers;

4.	To vote, on a nonbinding advisory basis, on the preferred frequency of holding an advisory vote on executive compensation;

5.	To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record as of the close of business on January 10, 2022 may vote at the Annual Meeting or any postponements, continuations or adjournments of the Annual Meeting. This Notice of Annual Meeting, Proxy Statement, and form of proxy are being made available on or about January 18, 2022.

We plan to hold the Annual Meeting in person. However, as part of our precautions regarding the COVID-19 pandemic, we are planning for the possibility that we may need to change the venue for the Annual Meeting or change the format to a virtual only meeting. If we take this step, we will publicly announce the decision to do so in advance, and details on how to participate will be posted on our website at www.petvivo.com and filed with the SEC as additional proxy materials. If you wish to attend the Annual Meeting in person, you must pre-register, as described in more detail in the Proxy Statement.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we would like for your shares to be represented. Please vote as soon as possible via the Internet, telephone, or mail.

Sincerely,

John Lai
Chief Executive Officer and President

Edina, Minnesota

January 18, 2022

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting To Be Held on March 4, 2022: This Proxy Statement, along with the Annual Report on Form 10-K for the fiscal year ended March 31, 2021, is available at the following website: www.proxyvote.com.

PROXY STATEMENT

PETVIVO HOLDINGS, INC.

2021 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On March 4, 2022

PROXY STATEMENT

FOR 2021 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 3:30 p.m. Central Standard Time on March 4, 2022

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at the 2021 annual meeting of stockholders of PetVivo Holdings, Inc., a Nevada corporation, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on March 4, 2022 at 3:30 p.m. Central Standard Time at the offices of Fox Rothschild LLP located at 222 9th Street South, Suite 2000, Minneapolis, MN 55402. References in this Proxy Statement to “we,” “us,” “our,” the “Company” or “PetVivo” refer to PetVivo Holdings, Inc.

We plan to hold the Annual Meeting in person. However, as part of our precautions regarding the COVID-19 pandemic, we are planning for the possibility that we may need to change the venue for the Annual Meeting or change the format to a virtual only meeting. If we take this step, we will publicly announce the decision to do so in advance, and details on how to participate will be posted on our website at www.petvivo.com and filed with the SEC as additional proxy materials. If you wish to attend the Annual Meeting in person, you must pre-register, as described in more detail in the Proxy Statement.

The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report is first being mailed on or about January 18, 2022 to all stockholders of record at the close of business on January 10, 2022. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by our stockholders, for any purpose germane to the Annual Meeting and during ordinary business hours beginning 10 days prior to the date of the Annual Meeting at our principal executive offices at 5251 Edina Industrial Boulevard, Edina, Minnesota 55439.

THE INFORMATION PROVIDED IN THE “QUESTION AND ANSWER” FORMAT BELOW IS FOR YOUR CONVENIENCE ONLY AND IS MERELY A SUMMARY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:	What is included in the proxy materials?

A:	The proxy materials include this Proxy Statement and our Annual Report on Form 10-K for the year ended March 31, 2021, as filed with the SEC on June 29, 2021 (the “Annual Report”). These materials were first made available to you via the Internet on or about January 18, 2022.

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

A:	In accordance with the rules of the Securities and Exchange Commission (“SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and the Annual Report, primarily via the Internet. The Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access our proxy materials is first being mailed on or about January 18, 2022 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials via the Internet to help reduce the environmental impact of our annual meetings of stockholders.

Q:	What items will be voted on at the Annual Meeting?

A:	Stockholders will vote on the following items at the Annual Meeting:

●	Election of seven (7) director nominees named in this Proxy Statement;

●	Ratification of the selection of Assurance Dimensions, Inc. as our independent registered public accounting firm for the year ended March 31, 2022;

●	Advisory approval of the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with the rules of the SEC;

●	Advisory indication of the preferred frequency of holding a stockholder advisory vote on the compensation of our named executive officers; and

●	Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Q: How does the Board of Directors recommend I vote on these proposals?

A:	The Board of Directors unanimously recommends that the stockholders vote:

●	FOR the election of the seven (7) nominated directors;

●	FOR the ratification of Assurance Dimensions, Inc. as our independent registered public accounting firm for the year end March 31, 2022;

●	FOR the proposal to approve the compensation of our named executive officers; and

●	FOR the recommendation to approve a three-year frequency for holding an advisory vote on the compensation of our named executive officers.

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With respect to any other matter that properly comes before the Annual Meeting, the proxies will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Q:	Who may vote at the Annual Meeting?

A:	Stockholders of record as of the close of business on January 10, 2022 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting. As of the Record Date, there were 9,757,728 shares of our common stock issued and outstanding. Each share of our common stock is entitled to one (1) vote on each matter.

Q:	How do I register to attend the Annual Meeting in person?

A:	Due to COVID-19 precautions, if you wish to attend the Annual Meeting in person, you must register in advance. Please contact John Dolan, our Corporate Secretary, no later than Thursday, March 3, 2022 at Noon Central Standard Time. You can contact Mr. Dolan in in writing at Corporate Secretary, PetVivo Holdings, Inc., 5251 Edina Industrial Boulevard, Edina, Minnesota 55439, via email to jdolan@petvivo.com or via telephone at (952) 405-6216. When contacting us, please provide us your name, the name under which you hold common stock of record or evidence of your beneficial ownership of common stock. As noted above, if you own common stock in street name you must obtain a “legal proxy” from the bank or brokerage firm that holds your shares in order to vote your shares at the Annual Meeting. On the day of the Annual Meeting, each stockholder will be required to present a valid picture identification such as a driver’s license or passport.

Q.	What is the voting requirement to approve each of the proposals?

A:	For Proposal 1, the affirmative vote of a plurality of the votes cast at the Annual Meeting by stockholders entitled to vote thereon is required for the election of directors; only votes “FOR” or “WITHHELD” will affect the outcome. A plurality vote means that the directors who receive the most votes in an election, though not necessarily a majority, will be elected.

For Proposal No. 2 to ratify the selection of Assurance Dimensions, Inc. and Proposal No. 3 concerning executive compensation, and any proposal to adjourn the Annual Meeting or other matters that may properly come before the Meeting, the affirmative vote from holders of a majority of the shares present and entitled to vote thereon either in person or represented by proxy at the Annual Meeting will be required.

For Proposal No. 4 concerning the preferred frequency of an advisory vote concerning executive compensation, the frequency receiving the highest number of affirmative votes cast by stockholders entitled to vote thereon and who are present in person or represented by proxy at the Annual Meeting will be considered the frequency preferred by the stockholders.

For Proposals 2, 3, and 4 a properly marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining the number of shares represented and entitled to vote in person or by proxy at the Meeting for purposes of determining the presence of a quorum. Accordingly, an abstention will not affect any proposal.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:	At the Annual Meeting, the presence in person or by proxy of one-third of the aggregate voting power of the stock issued and outstanding and entitled to vote at the Annual Meeting is required for the Annual Meeting to proceed. If you have returned valid proxy instructions or attend the Annual Meeting, your shares of common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

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Q:	If I am a stockholder of record, how do I vote?

A:	If you are a stockholder of record, there are four ways to vote:

●	At the Annual Meeting. You may vote in person at the Annual Meeting if you are the record owner of the shares to be voted. You can also vote in person at the Annual Meeting if you present a properly signed proxy that authorizes you to vote shares on behalf of the record owner.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions found on the proxy card.

●	By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card.

●	By Mail. If you elected to receive printed proxy materials by mail, you may vote by filling out the proxy card and returning it in the envelope provided. If you vote by mail, your proxy card must be received by March 3, 2022.

Please note that the Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on March 3, 2022.

Q:	If I am a beneficial owner of shares held in street name, how do I vote?

A:	If you are a beneficial owner of shares held in street name, you should have received from your broker, bank, trustee or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a “vote instruction form” sent by the broker, bank, trustee or other nominee. Please follow their instructions carefully. Street name stockholders generally may vote by one of the following methods:

●	At the Annual Meeting. If you wish to vote at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy to you by your broker, bank, trustee, or other nominee.

●	Via the Internet. You may vote by proxy via the Internet by following the instruction form provided to you by your broker, bank, trustee, or other nominee.

●	By Telephone. You may vote by proxy by calling the toll-free number found on the vote instruction form provided to you by your broker, bank, trustee, or other nominee.

●	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the envelope provided to you by your broker, bank, trustee, or other nominee.

Q:	What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:	Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Equity Stock Transfer, LLC, you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials were sent directly to you by us.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the Notice or these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

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Q:	How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:	Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on Proposal Two, the proposal to ratify the appointment of Assurance Dimensions, Inc. as our independent registered public accounting firm. Your broker will not have discretion to vote on our other proposals, all of which are “non-routine” matters, absent direction from you, resulting in broker non-votes.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote at the Annual Meeting.

If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to John Dolan, our Corporate Secretary at PetVivo Holdings, Inc., 5251 Edina Industrial Boulevard, Edina, Minnesota 55439 or via email to jdolan@petvivo.com prior to your shares being voted, or (3) attending the Annual Meeting and voting at the Annual Meeting. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the Annual Meeting. by E-Mail: to: John F. Dolan, Corporate Secretary at jdolan@petvivo.com,

For shares you hold beneficially in street name, you generally may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting during the meeting.

Q:	If I submit a proxy, how will it be voted?

A:	When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q.	How are proxies solicited for the Annual Meeting?

A:	Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We may, on request, reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our Common Stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

Q:	What should I do if I get more than one proxy or voting instruction card?

A:	Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards, or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials or one Notice. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are counted.

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Q.	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:	The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or us that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, or (2) direct your written request to: John F. Dolan, Corporate Secretary, PetVivo Holdings, Inc., 5251 Edina Industrial Boulevard, Edina, Minnesota 55439 or via email to jdolan@petvivo.com. Stockholders who receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report and Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Annual Meeting.

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DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Executive Officers and Directors

The following table sets forth the names, ages and positions of our executive officers, directors, and director nominees (ages as of January 10, 2022):

Name	Age	Positions and Offices With Registrant

John Lai	58	Chief Executive Officer, President and Director
Robert J. Folkes	59	Chief Financial Officer
John F. Dolan	56	Chief Business Development Officer, General Counsel, Secretary and Director
Randall A. Meyer	57	Chief Operating Officer and Director
Gregory Cash	64	Director and Chairman of the Board of Directors
David Deming (1) (3)	62	Director
Joseph Jasper (1)(2)	56	Director
Scott Johnson (3)	56	Director
James Martin (1)	82	Director
Robert Rudelius (2)(3)	66	Director
David B. Masters, Ph.D.	63	Director

(1) Member of the Audit Committee.

(2) Member of the Nominating Committee.

(3) Member of the Compensation Committee.

Biographies of Directors and Officers

John Lai, has served as a director and senior executive officer since March 2014, serving in various capacities that include serving as our Chief Financial Officer from May 2018 through December 2018 and serving as our Chief Executive Officer from March 2014 to May 2017 and June 2019 to present. From March 2012 to April 2016, Mr. Lai also was Chief Executive Officer and a director of Blue Earth Resources, Inc., a small public company which acquired and managed working interests in producing oil and gas leases in Louisiana. Mr. Lai has over thirty years of senior executive and operational management and financial experience while holding key executive positions with several public companies in various industries. In 1992, Mr. Lai founded, and until December 2012 was the principal owner and President of Genesis Capital Group, Inc., which provided significant consulting services to many public and private companies in powersports, technology and other industries, while advising its clients in corporate development, mergers and acquisitions, and private and public capital-raising through equity offerings. Mr. Lai’s role as a co-founder of the company and his many years of experience as a chief executive officer of many public or private companies are material factors regarding his qualifications to serve on our Board of Directors.

Robert J. Folkes, has served as our Chief Financial Officer since April 14, 2021. Prior to joining us, he served as the Chief Operating Officer from February 2015 until September, 2020 and as the Chief Financial Officer from 2005 until April 2016 of Tactile Systems Technology, Inc. (NASDAQ: TCMD), a manufacturer and developer of at-home therapy devices that treat chronic swelling conditions such as lymphedema and chronic venous insufficiency. Since September 2020 through the current date, Mr. Folkes was a financial consultant. Prior to joining TCMD in 2004, Mr. Folkes was the Chief Financial Officer for Advanced Respiratory, a medical device company, from 1997 until its sale in 2003. Prior to joining Advanced Respiratory, Mr. Folkes was an Audit Senior Manager for Ernst & Young LLP. He served as Ernst & Young’s Senior Manager of the Entrepreneurial Services Group, and was involved with numerous SEC registrations, mergers and acquisitions. Mr. Folkes is a Certified Public Accountant and earned a B.A. in Accounting from the University of Minnesota – Carlson School of Management.

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John F. Dolan. Mr. Dolan has served as a director since March 2014, as Chief Business Development Officer since November 2021, and he served as our Chief Financial Officer from March 2014 to November 2017. Since March 2013, Mr. Dolan also has served as corporate and intellectual property counsel for KILO, Inc. and TerraCOH, Inc., both alternative energy companies. Mr. Dolan has also served as general counsel for Traust IP Finance, LLC since June, 2019. From June 2000 to July 2012, Mr. Dolan was a shareholder in the intellectual property group of the Minneapolis law firm of Fredrikson & Byron, where he specialized in securing and protecting domestic and foreign patent and other IP rights for various clients including biomaterials technology and products. During the past five years, Mr. Dolan also has provided consulting services to several early stage companies on all aspects of IP asset protection as well as new technology and corporate development. His extensive career in the intellectual property field includes serving as a patent examiner with the U.S. Patent and Trademark Office. Mr. Dolan’s role as a co-founder of the Company and his extensive experience in intellectual property, mergers and acquisitions, private equity, corporate governance and general corporate law are material factors which demonstrate his qualifications to serve on our Board of Directors.

Randall A. Meyer. Mr. Meyer has served as a director since April 2015. He has served as our Chief Operating Officer since November 2021, and previous served in the same role April 2015 to November 2017. From January 2009 to April 2015, Mr. Meyer served as Chief Operating Officer of Gel-Del Technologies, Inc. while being in charge of all operational and marketing activities of Gel-Del. Prior to joining Gel-Del, Mr. Meyer’s substantial medical device industry management experience included being Chief Operating Officer of Softscope Medical Technologies, Inc. and being Chief Executive Officer of Tactile Systems Technology, Inc. Mr. Meyer’s role as the senior operational officer of Gel-Del for many years and his long experience as an executive officer of several companies in the medical device industry are material factors regarding his qualifications to serve on our Board of Directors.

David B. Masters, Ph.D. Dr. Masters has served as a director since April 2015, and served as our Director of Science and Technology from September 1, 2020 through February 28, 2021. From April 2015 to December 2017, he served as our Chief Technology Officer. Dr. Masters is the founder of and served as Chief Executive Officer and Chief Technology Officer of Gel-Del Technologies, Inc., from 1999 to December 2017, while for Gel-Del he developed and obtained significant patents for the proprietary biomaterial technology and product applications acquired by us from Gel-Del. Dr. Masters is recognized internationally as a leading expert in biomaterials and local drug delivery, and over the past twenty years he has developed and obtained patents for many novel biomaterials and drug delivery products, including implantable medical devices for neurologic, vascular, orthopedic, urologic and dermal applications. Dr. Masters’ former academic career included teaching courses and doing significant research at Harvard Medical School and The Mayo Clinic. He received a B.A. Degree in Biochemistry, a Master’s Degree in Chemistry, and a Ph.D. in Behavioral and Neural Sciences from Rutgers University. Dr. Masters’ role as the founder of Gel-Del and his long professional career in developing and obtaining patents for many biomaterials and drug delivery products are material factors regarding his qualifications to serve on our Board of Directors.

Gregory Cash. Mr. Cash has served as a director of the Company since July 2019. He has more than 35 years senior management and/or key sales and marketing executive experience in the life sciences industry, including being Chief Executive Officer or Division President of publicly traded and privately held cardiovascular medical device companies. Since 2011, he has been the Chief Executive Officer and principal owner of Argent International LLC in Minneapolis, MN, a consulting firm he founded to provide management, marketing and financial consulting services to start-up and established companies in the life sciences industry. Prior to founding Argent, Mr. Cash served for over thirty years in senior executive management or marketing roles with leading medical device companies, including five years with Boston Scientific Corporation and over fourteen years with Medtronic, Incorporated. His many industry achievements also feature extensive and high-level overseas experience including being Chief Executive Officer or a senior marketing executive of both start-up and established international medical device companies in European countries including The United Kingdom, France and Italy, as well as serving for several years as the Marketing Manager in Asia for all Medtronic product lines. Mr. Cash’s many years of experience as an executive in the medical device industry are material factors regarding his qualification to serve on our Board of Directors.

James Martin. Mr. Martin has served as a director of the Company since July 2019. He is a retired Certified Public Accountant (“CPA”) and attorney whose career included his responsibility as Partner in Charge of KPMG’s tax practice for its Newport Beach, California office. In that role he provided and oversaw the rendition of tax services for numerous clients in varied industries including those for which KPMG provided a certified audit. He retains his AICPA membership and holds Accounting and Law Degrees from the University of Washington and, on a Fellowship, received a Master of Laws Degree from New York University. Mr. Martin’s extensive accounting expertise is a material factor which demonstrate his qualifications to serve on our Board of Directors.

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Scott Johnson. Mr. Johnson has served as a director of the Company since July 2019. He is a licensed professional engineer with over 30 years’ experience in the life sciences industry. He has been a leader in cross-functional engineering, risk management, design controls, production engineering, quality control, auditing and FDA compliance for numerous manufacturers. Since 2012, he has been the President and principal owner of Stratego, Inc., a life science consulting corporation he founded to provide client services for the remediation of significant challenges with the FDA. Significant engagements of Stratego include risk management and post-market surveillance services for defibrillator products at Philips Healthcare, risk management and quality audit services for combination products at Baxter and Hospira, a subsidiary of Pfizer, quality remediation management for implantable medical devices at St. Jude Medical, a product regulatory roadmap for Varuna Biomedical and engineering PMA submissions content at Zimmer Biomet –Biologics. Mr. Johnson’s lengthy past employment include five years of employment with SciMed Life Systems, four years systems engineering, testing and compliance liaison for PumpWorks, and Part 11 compliance project manager for automated production and test systems at Boston Scientific. His engineering projects for the production of medical devices include substantial domestic and foreign facility experience. Mr. Johnson’s many years of experience as an executive in the life science industries and expertise with medical product design and regulatory issues are material factors which demonstrate his qualifications to serve on our Board of Directors.

David Deming. Mr. Deming has served as a director of the Company since September 2017. Mr. Deming has over 35 years of institutional investment management experience with pensions, endowments, family offices and high net worth investors. He is currently serving as the Chief Investment Officer of Onward for Business, a main street business brokerage firm, which he joined in January 2020. He served for over 19 years as the Director of Business Development at Arbor Capital Management, LLC from January 1997 until October 2016. Subsequent thereto, he served as the Director of Marketing and Investor Relations at BCCM Advisors, an alternative investment platform, from August 2018 to March 2020 and as the Director of Business Development, Chief Compliance Officer and Partner at Asymmetric Capital Management from October 2016 until August 2018. Prior thereto, he held positions with brokerage and trading firms, including, Merrill Lynch, Paine Webber, and Leuthold Weeden Capital Management, and was a floor trader at the Chicago Board of Trade. Mr. Deming’s extensive experience in the finance industry is a material factor which demonstrates his qualifications to serve on our Board of Directors.

Robert Rudelius. Mr. Rudelius has served as a director of the Company since August 2018. Currently, he is the Chief Executive Officer and Managing Director of Noble Ventures, LLC, a company he founded in 2001 that provides advisory and consulting services to early and mid-stage companies in the information technology, communications, medical technology and social e-commerce industries. He is also the co-founder, President & CEO of MedicaMetrix, Inc., a company that is building a commercialization engine that will launch a stream of medical devices aimed at delivering transformative healthcare solutions for unmet medical needs. From April 1999 through May 2001, when it was acquired by StarNet L.P., Mr. Rudelius was the founder and CEO of Media DVX, Inc., a start-up business that provided a satellite-based, IP-multicasting alternative to transmitting television commercials via analog videotapes to television stations, networks and cable television operators throughout North America. From April 1998 to April 1999, Mr. Rudelius was the President and Chief Operating Officer of Control Data Systems, Inc., during which time Mr. Rudelius reorganized and re-positioned the software company as a professional technology services company, resulting in the successful sale of the company to British Telecom. From October 1995 through April 1998, Mr. Rudelius was the founding Managing Partner of AT&T Solutions, Inc., a subsidiary of AT&T Inc. (NYSE: T) and headed the Media, Entertainment & Communications industry practice. From January 1990 through September 1995, Mr. Rudelius was a partner in McKinsey & Company’s information, technology and systems practice, during which time he headed the practice in Japan and the United Kingdom. Mr. Rudelius began his career at Arthur Andersen & Co. where he was a leader in the firm’s financial accounting systems consulting practice. Mr. Rudelius served as a member of the Axogen, Inc. (NASDAQ: AXGN) Board of Directors for ten years from September 2010 through September 30, 2020, where he served on the audit committee and as a member of the compensation committee. Mr. Rudelius has an M.B.A. from the Kellogg School of Management at Northwestern University and a B.S. in mathematics and economics from Gustavus Adolphus College in St. Peter, Minnesota. Mr. Rudelius’ qualifications to serve on our Board of Directors include his extensive executive leadership and financial experience, particularly in connection with rapid growth technology businesses, and his experience as a director of publicly traded companies.

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Joseph Jasper. Mr. Jasper has served as a director of the Company since August 20, 2018. He is a CFA who since 2018 has served as Chief Financial Officer and Chief Operating Officer for Windigo Logistics, Inc., a software-as-a-service company serving P&D contractors within the logistics industry. From 2005 to 2018 Mr. Jasper served as Chief Executive Officer of Vermillion Capital Management, an institutional investment firm. From 2002 to 2005, Mr. Jasper was Managing Director and Director of Fixed Income Strategy and Marketing for Piper Jaffray Company. Prior to 2002, he spent 20 years managing, structuring and selling fixed income and equity securities at several leading investment banking firms, including U.S. Bancorp Libra and UBS PaineWebber. Mr. Jasper also serves as a director of Windigo Logistics, GroundCloud Safety, LLC, and Vermilion Capital Management, all privately-held companies. He has previously served as a director or principal advisor to many operating and venture-stage companies across a broad range of industries. Mr. Jasper received an MBA degree from the University of St. Thomas, where he also has served as its Adjunct Professor of Finance. Mr. Jasper’s extensive financing and accounting expertise are material factors which demonstrate his qualifications to serve on our Board of Directors.

Family Relationships

There are no family relationships between executive officers or directors of the Company.

Skills and Qualifications of the Directors

The Board believes that the qualifications of the directors, as set forth in their biographies, which are listed above, give them the qualifications and skills to serve as directors of the Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act” requires the Company’s executive officers, directors and persons who own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership with the SEC. Based solely on our review of the forms furnished to us and written representations from certain reporting persons, the Company believes that all filing requirements applicable to our executive officers, directors and persons who own more than 10% of our common stock were complied with in fiscal year 2021, except Messrs. Dolan and Meyer each filed 2 late Form 4’s reporting two transactions; Mr. Martin filed 4 late Form 4’s reporting twenty two transactions; Messrs. Deming, Jasper, Johnson, Lai and Masters each filed 3 late Form 4’s reporting 3 transactions.

Board of Directors

The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. Three (3) members of the Board currently serve as executive officers involved in day-to-day operating details of the Company. The other members of the Board are kept informed of the Company’s business by various reports and documents sent to them as well as by operating and financial reports made at Board meetings. The Board of Directors held seven (7) meetings in fiscal 2021. Each director attended at least 75 percent of the total number of meetings of the Board and the committees on which he served during fiscal 2021. We did not hold an annual meeting in fiscal 2020. Although it has no formal policy requiring attendance, the Company encourages all directors to attend its Annual Meeting of Stockholders. It is anticipated that all of its directors will attend this year’s Annual Meeting of Stockholders.

Independence of Directors

The NASDAQ Exchange Listing Rules require that independent directors compose a majority of a listed company’s board of directors within one year of listing. In addition, the Exchange Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act of 1934. Under the Exchange Listing Rules, a director will only qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

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In addition, members of the compensation committee must satisfy additional independence requirements set forth in the Exchange Listing Rules. In order to be considered independent for purposes of the Exchange Listing Rules, a member of a compensation committee of a listed company may not, other than in his or her capacity as a member of the compensation committee, the board of directors, or any other board committee, accept, directly or indirectly any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries. Additionally, the board of directors of the listed company must consider whether the compensation committee member is an affiliated person of the listed company or any of its subsidiaries and if so, must determine whether such affiliation would impair the director’s judgment as a member of the compensation committee.

Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our board of directors determined that Messrs. Cash, Deming, Johnson, Jasper, Martin and Rudelius do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each is considered an “independent” director as that term is defined under the applicable SEC rules and the Exchange Listing Rules. In making those determinations, our board of directors considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Committees of the Board of Directors

We have an Audit Committee, Compensation Committee, and Nominating Committee.

Audit Committee

Our Audit Committee consists of three independent directors who are David Deming, James Martin and Joseph Jasper, with Mr. Martin considered as an “audit committee financial expert” within the meaning of Regulation S-K of the SEC. The Audit Committee held four (4) meetings in fiscal 2021. The primary functions of the Audit Committee are to oversee: (i) the audit of our consolidated financial statements provided to the SEC and our stockholders; (ii) our internal financial and accounting processes; (iii) the independent audit process; and (iv) compliance with our Code of Ethics, as well as conflicts of interest and related party transactions. Additionally, the Audit Committee has responsibilities and authority necessary to comply with Rules 10A-3(b)(2), (3), (4), and (5) of the Exchange Act, concerning the responsibilities relating to: (a) registered public accounting firms, (b) complaints relating to accounting, internal accounting controls or auditing matters, (c) authority to engage advisors, and (d) funding. These and other aspects of the Audit Committee’s authority are more particularly described in the Audit Committee Charter.

The Audit Committee has adopted an Audit Committee Charter, a copy of which is available at the Company’s website, www.petvivo.com and is also available in print to any stockholder upon request from the Corporate Secretary. The Audit Committee reviews and reassesses the Audit Committee Charter annually.

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Compensation Committee

Compensation Committee consists of three directors who are David Deming, Scott Johnson and Robert Rudelius, all of whom the board of directors has affirmatively determined meet the applicable independence criteria applicable to compensation committee members under the NASDAQ rules. The Compensation Committee held ten (10) meetings during fiscal 2021. The functions performed by the Compensation Committee include reviewing and approving all compensation arrangements for our executive officers and administering our equity incentive plans and programs. The Compensation Committee makes all final compensation decisions for our executive officers, including equity grants. The Compensation Committee expects to periodically review the approach to executive compensation and to make changes as competitive conditions and other circumstances warrant and will seek to ensure the Company’s compensation philosophy is consistent with the Company’s best interests and is properly implemented.

The Committee determines or recommends to the Board of Directors for determination the specific compensation of the Company’s Chief Executive Officer and all of the Company’s other executive officers. Although the Committee may seek the input of the Company’s Chief Executive Officer in determining the compensation of the Company’s other executive officers, the Chief Executive Officer may not be present during the voting or deliberations with respect to his compensation. The Compensation Committee has determined that no risks exist rising from the Company’s compensation policies and practices for its employees that are reasonably likely to have a material adverse effect on the Company. The Committee has the authority to retain a compensation consultant or other advisors to assist it in the evaluation of compensation and has the sole authority to approve the fees and other terms of retention of such consultants and advisors and to terminate their services. To date, the Committee has not retained any such consultants or advisors to assist it, although it may do so in the future if it deems it necessary.

The Compensation Committee has adopted a Compensation Committee Charter which is available at the Company’s website at www.petvivo.com and is also available in print to any stockholder upon request from the Corporate Secretary. The Compensation Committee reviews and reassesses the Compensation Committee Charter annually.

Nominating Committee

Our Nominating Committee consists of three independent directors who are Greg Cash, Joseph Jasper and Robert Rudelius. The Nominating Committee held two (2) meetings during fiscal 2021. The Board identifies the candidates for Board membership. In identifying candidates, the Nominating Committee will seek recommendations from existing Board members, executive officers of the Company and all persons who own more than five percent (5%) of the Company’s outstanding securities. The Nominating Committee has no stated specific minimum qualifications that must be met by a candidate for a position on the Board of Directors. While the Nominating Committee does not have a formal policy on diversity, when considering the selection of director nominees, the Nominating Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural background and professional expertise, among other factors. The Nominating Committee may, when appropriate, retain an executive search firm and other advisors to assist it in identifying candidates for the Board.

In addition, the Nominating Committee will consider any candidates that may have been recommended by any of the Company’s stockholders who have made those recommendations in accordance with the procedures described in the Company’s Bylaws. In addition, such stockholder recommendations must be accompanied by (1) such information about each prospective director nominee as would have been required to be included in a Proxy Statement filed pursuant to the rules of the SEC had the prospective director nominee been nominated by the Board of Directors, and (2) that the prospective director nominee has consented to be named, if nominated, as a nominee and, if elected, to serve as a director. To date, the Company has not received any recommendations from stockholders requesting a candidate for inclusion among the slate of nominees in the Company’s Proxy Statement. All of the directors of the Company participated in the consideration of director-nominee included in this Proxy Statement.

The Nominating Committee has adopted a Nominating Committee Charter, a copy of which is available at the Company’s website, www.petvivo.com and is also available in print to any stockholder upon request from the Corporate Secretary. The Nominating Committee reviews and reassesses the Nominating Committee Charter annually.

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Code of Ethics

We have adopted a Code of Ethics which applies to our board of directors, executive officers and other employees. Our Code of Ethics outlines the broad principles of ethical business conduct we have adopted, including subject areas such as confidentiality, conflicts of interest, corporate opportunities, public disclosure reporting, protection of company assets, and compliance with applicable laws. A copy of our Code of Ethics is available without charge to any person by written request to us at our principal offices at 5251 Edina Industrial Boulevard, Edina, MN 55439.

Employee, Officer and Director Hedging and Pledging

The Company has adopted an Insider Trading Policy that applies to all directors, officers and employees. The Insider Trading Policy provides that the Company’s directors, executive officers and their respective family members and others in their households (1) may not enter into hedging or monetization transactions or similar arrangements with respect to Company securities, and (2) may not hold Company securities in a margin account or pledge Company securities as collateral for a loan. Additionally, the Company’s officers, directors and certain designed employees, are prohibited from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s common stock.

Board Leadership Structure

The Board of Directors has no policy regarding the need to separate or combine the offices of Chairman of the Board and Principal Executive Officer and instead the Board of Directors remains free to make this determination from time to time in a manner that seems most appropriate for the Company. Currently, the positions of Chairman and Chief Executive Officer are separate at the Company. Mr. Cash serves as our Chairman and Mr. Lai serves as our President and Chief Executive Officer. At this time, the Company believes this segregation allows the Board of Directors to effectively provide guidance to and oversight of its management.

Board Oversight of Enterprise Risk

Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. Our management is responsible for the day-to-day management of the risks we face. Our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.

.Our Board of Directors receives updates at least quarterly updates from senior management and periodically from outside advisors regarding the various risk we face including operational, cybersecurity, information technology, human capital, environmental, economic, financial, legal, regulatory and competitive risks. Our Board of Directors also reviews the various risks we identify in our filings with the SEC, as well as risks relating to specific developments, such as new product introductions. Our management team maintains primary responsibility for the Company’s risk management, and the Board and its committees rely on the representations of management, the external audit of our financial and operating results, our systems of internal controls and our historically conservative practices when assessing the Company’s risks.

The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management’s assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The Nominating and Governance Committee monitors the effectiveness of our corporate governance policies and the selection of prospective Board members and their qualifications, The Compensation Committee, in conjunction with the Audit Committee, assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. In addition, the Compensation Committee reviews and monitors matters related to human capital management, including diversity and inclusion initiatives and management of human capital risks. Each committee must report findings regarding material risk exposures to the Board as quickly as possible.

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Communication with the Board of Directors

Any stockholder may communicate with the Board or an individual director by contacting John Lai, Chief Executive Officer, PetVivo Holdings, Inc., 5251 Edina Industrial Boulevard, Edina, MN 55439 or by email to: John F. Dolan, Corporate Secretary at jdolan@petvivo.com, Subject: Communication to Board of Directors. The Board has instructed the Chief Executive Officer to review this correspondence and determine, in his discretion, whether matters submitted are appropriate for Board consideration. The Corporate Secretary may also forward certain communications elsewhere in the Company for review and possible response. In particular, communications such as customer or commercial inquiries or complaints, job inquiries, surveys and business solicitations or advertisements or patently offensive or otherwise inappropriate material will not be forwarded to the Board.

AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting for preparing the financial statements and the reporting process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management of the independent public accounting firm. We have engaged Assurance Dimensions, Inc. (“Assurance”) as our independent public accountants to report on the conformity of the Company’s financial statements to accounting principles generally accepted into the United States. The Audit Committee hereby reports as follows:

The Audit Committee has:

i.	Reviewed and discussed the Company’s audited financial statements for the year ended March 31, 2021 with the management of the Company;

ii.	Discussed with Assurance the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;

iii.	Received the written disclosures and the letter from Assurance required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with Assurance its independence; and

iv.	Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended March 31, 2021 be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2021.

Members of the Audit Committee

/s/ James Martin
/s/ David Deming
/s/ Joseph Jasper

This “Audit Committee Report” is not “Soliciting Material,” is not deemed filed with the SEC and it not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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EXECUTIVE COMPENSATION

The following table sets forth all compensation earned and accrued, in all capacities, during the fiscal years ended March 31, 2021, and March 31, 2020 by our Chief Executive Officer and other executive officers whose total compensation exceeded $100,000 for fiscal years ended March 31, 2021, and March 31, 2020 (“Named Executive Officers”):

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Stock Awards ($)(1)	Warrant Awards ($)(1)		All Other Compensation ($)		Total ($)
John Lai, CEO and President (2)	2021	91,668		100,860	47,742		—		240,270
	2020	34,797	(3)	0	360,684	(4)	116,000	(5)	511,481

John Carruth, Former CFO (6)	2021	87,197		78,549	—		—		165,746
	2020	100,000		0	249,978		0		349,978

John F. Dolan, General Counsel and Secretary (7)	2021	—		68,982	4,308		40,250	(8)	113,540
	2020	—		0	134,546		83,000	(9)	217,546

(1)	The values in these columns reflect the aggregate grant date fair value of the stock awards and warrant awards as computed in accordance with ASC Topic 718. Information regarding the valuation assumptions used in the calculations are included in “Note 15 – Common Stock and Warrants” to our audited consolidated financial statements included in this form 10-K.

(2)	Mr. Lai was appointed to serve as the Company’s CEO in June 2019.

(3)	In lieu of receiving cash for $30,000 in accrued compensation owed to him, Mr. Lai received warrants to purchase an aggregate of 19,847 shares of our common stock at an exercise price of $1.95 per share. The warrants were fully vested and expire five years after the grant date.

(4)	Mr. Lai failed to meet the performance requirements for warrants to purchase 22,500 shares on October 31, 2020. These warrants had a fair market value of $34,648 and were forfeited on October 30, 2020.

(5)	In lieu of receiving cash for $116,000 in accrued compensation owed to him for services rendered in fiscal 2018 and 2019, Mr. Lai received 87,000 shares of the Company’s common stock as settlement for this accrued compensation.

(6)	Mr. Carruth served as our Acting Chief Financial Officer from December 2018 until July 2019 and as our Chief Financial Officer since July 2019. Mr. Carruth resigned from his position as our Chief Financial Officer on April 9, 2021.

(7)	Mr. Dolan has served as our General Counsel since November 2019 and was an independent contractor in fiscal 2020 and 2021.

(8)	Includes consulting fees of $40,000 ($10,000 of which has been accrued but not paid) and $250 in director’s fees.

(9)	Includes (i) $68,000 in deferred compensation for fiscal 2018-2019 and, (ii) $30,000 in deferred consulting fees for fiscal 2020. In lieu of receiving $98,000 in accrued compensation owed to him, Mr. Dolan agreed to accept 51,000 shares of the Company’s common stock and warrants to purchase an aggregate of 12,799 shares of the Company’s common stock. Please see “Executive Employment and Consulting Agreements - John Dolan” for more detail.

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Grants and Option Exercises in Last Fiscal Year

In fiscal 2021, Mr. Lai received a warrant to purchase 7,441 shares of common stock for compensatory purposes in June 2020. These warrants have an exercise price of $1.60 per share, vested immediately and expire in June 2025. In addition, he received a warrant to purchase 22,500 shares of the Company’s common stock, based on the milestone of the Company completing a capital raise in excess of $10 million by October 31, 2020. The Company did not meet this milestone by October 31, 2020, so Mr. Lai forfeited these warrants. On September 16, 2020, the Company granted Mr. Lai a bonus of 33,619 shares for exemplary work.

In fiscal 2021, Mr. Carruth received a grant of 26,217 shares of restricted stock as compensation for exemplary work.

In fiscal 2021, Mr. Dolan received a grant of 22,993 shares of restricted stock to as compensation for exemplary work in September 2020.

Employment Agreements in Fiscal 2021

John Lai

On October 1, 2019, the Company entered into employment agreement with Mr. Lai to serve as our Chief Executive Officer for a term of three years to expire on September 30, 2022. This agreement may be terminated by the Company without cause at any time upon 10 days’ notice or for Cause (as defined in Mr. Lai’s employment agreement). Mr. Lai’s annual base salary is a minimum of $100,000 or such higher annual salary, if approved by the Board. Mr. Lai is eligible to receive discretionary bonuses, as determined by the Board and is eligible for all employee benefits provided to executives of similar tenure. Mr. Lai’s employment agreement contains customary confidentiality and non-competition provisions which survive for a period of one year after his employment with the Company is terminated.

John Carruth

On October 1, 2019, the Company entered into an employment agreement with John Carruth to serve as our Chief Financial Officer for a term of three years, to expire on September 30, 2022. We amended our employment agreement with Mr. Carruth pursuant to an amendment dated June 15, 2020, with an effective date of April 14, 2020, to provide that Mr. Carruth’s employment would be part-time and reduced his salary to a maximum of $33,000 per year. All other terms of his employment agreement remained the same. In December 2020, Mr. Carruth advised the Company that he would be able to serve as a full-time employee. We again amended his employment agreement to provide that Mr. Carruth’s employment would be full time and increased his salary to at least $100,000 per year pursuant to a second amendment dated and effective as of January 20, 2021. All other terms of the employment agreement remain the same. Mr. Carruth resigned from his position as our Chief Financial Officer effective as of April 9, 2021.

John Dolan

The Company entered into an independent contractor agreement with John Dolan, our General Counsel and Secretary on November 20, 2019. This agreement had a term of three years and was set to expire on September 30, 2022. Mr. Dolan will receive compensation at the rate of $3,000 per month for the performance of general counsel services, which shall be provided for approximately 25% of his normal monthly time allocated to such services. In January 2021, the Compensation Committee increased Mr. Dolan’s monthly consulting fee to $5,000 per month.

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Potential Payments upon Termination or Change in Control in Fiscal 2021

During the fiscal year ended March 31, 2021, Messrs. Lai, Carruth and Dolan did not have any contracts, agreements, plans or arrangements that would result in a payment to a named executive officer, at, following, or in connection with any termination of employment, including resignation, severance, retirement or a constructive termination of employment of a named executive officer, or a change of control of PetVivo. In addition, none of these named executive officer were entitled to payments or acceleration of vesting with respect to equity awards held by such executive officer in connection with a termination or change in control.

Subsequent Events – New Employment Agreements in Fiscal 2022

The Company entered into an employment agreement with Robert J. Folkes, its new Chief Financial Officer, on April 14, 2021, which was amended on November 10, 2021. The Company entered into a new employment agreement with Randall Meyer, its Chief Operating Officer effective as of November 10, 2021 and amended its employment agreements with John Lai, John Dolan and Robert Folkes on this date. With the exception of salary and severance payments, the employment agreements for these executive officers are substantially identical with each other.

All of these employment agreements expire on September 30, 2024. Messrs. Lai, Folkes, Meyer and Dolan each have annual base salaries of $275,000, $240,000, $220,000, and $210,000, respectively, subject to potential increase or decrease from time to time as determined by the Compensation Committee of the Board of Directors. The employment agreements also provide for a target annual bonus as determined by the Compensation Committee. In addition to an annual salary and bonus, the employment agreements provide that the executive officers are entitled to participate in any equity and/or long-term compensation programs established by the Company for senior executive officers and all of the Company’s retirement, group life, health and disability insurance plans and any other employee benefit plans.

The employment agreements provide for termination of the executive officers at any time by the Company for Cause (as defined in the employment agreements) or without Cause. If an executive officer is terminated for Cause, he will receive his salary through the termination date and reimbursement of any unpaid expenses and accrued but unused vacation/paid time off (“Accrued Obligations”). If the executive officer’s employment is terminated by the Company without Cause, subject to the execution of a release of any and all claims or potential claims against the Company, the executive officer will be entitled to receive a severance payment, his accrued but unpaid bonus, if any, and any Accrued Obligations owed through the termination date, in a lump sum payment within 10 days after the termination date. Mr. Folkes will receive a severance payment equal to 6 months of his base salary. Mr. Lai, Mr. Dolan and Mr. Meyer will each receive a severance payment equal to 1 months’ base salary. If the executive’s employment is terminated as a result of his death or disability, he or his estate will receive his compensation through the date of termination, his accrued and unpaid bonus, if any, and Accrued Obligations through the date of termination. Each executive officer is required to agree to non-competition, non-solicitation and confidentiality obligations. The confidentiality covenants are perpetual, while the non-compete and non-solicitation covenants apply during the term of the new employment agreements and for 12 months following the executive officer’s termination.

Additionally, the executive officers received grants of restricted stock units, in fiscal 2022 which provide for immediately acceleration if there is a change of control.

Compensation of Directors

Directors who are also executive officers do not receive any compensation regarding their role as a director. John Lai and John Dolan are two directors who are also executive officers. Currently, our policy for non-executive director compensation is as follows: (i) independent directors receive a grant of 25,000 warrants to purchase shares of our common stock at the exercise price on the date of grant for a term of with a 5-year term for each 2 years of service, (ii) directors who serve on committees are compensated in cash or warrants, at the Company’s discretion, at various pre-set amounts for different levels of service ranging from $1,500 to $5,000 per year per director. We also have a clawback provision which provides that if a director quits or is terminated for service prior to the end of the fiscal year, all warrant issued to that director are automatically cancelled.

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The following table provides information on compensation paid to our current non-management directors for their services as members of our board of directors during our fiscal year ended March 31, 2021:

Name of director	Fees paid in cash ($)	Stock awards ($)(1)	Warrant awards ($)(2)	All other compensation ($)		Total ($)
Gregory Cash	$833.33	$16,185	$1,964	$15,000	(3)	$33,982.33
David Deming	$1,250.00	$16,068	$1,964	$15,000	(3)	$34,282.00
Joseph Jasper	$666.67	$13,814	$4,871	$—		$19,351.67
Scott M. Johnson	$833.33	$13,950	$982	$—		$15,765.33
James Martin	$833.33	$13,953	$1,964	$—		$16,750.33
Dr. David Masters	$—	$13,403	$95,990	$71,500	(3)	$180,893.00
Randall Meyer	$833.33	$15,825	$982	$15,000	(3)	$32,640.33
Robert Rudelius	$1,083.33	$15,942	$5,853	$—		$22,878.33

(1)	The value in this column reflects the aggregate grant date fair value of the stock award as computed in accordance with ASC Topic 718. Information regarding the valuation assumptions used in the calculations are included in “Note 15 – Common Stock and Warrants” to our audited consolidated financial statements included in this form 10-K.

(2)	The value in this column reflects the aggregate grant date fair value of the warrants as computed in accordance with ASC Topic 718. Information regarding the valuation assumptions used in the calculations are included in “Note 15 – Common Stock and Warrants” to our audited consolidated financial statements included in this form 10-K. As of March 31, 2021, the aggregate number of warrants outstanding (vested and unvested) for Mr. Cash was 27,099, for Mr. Deming was 57,354, for Mr. Jasper 48,225, for Mr. Johnson was 25,376, for Mr. Martin was 22,500, for Dr. Masters was 41,700, for Mr. Meyer was 13,423, and for Mr. Rudelius was 45,729.

(3)	Represents consulting fees paid to these directors.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth securities authorized for issuance under any equity compensation plan approved by our stockholders as well as any equity compensation plans not approved by our stockholders as of March 31, 2021.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflect in table)
Plans approved by shareholders(1)		—	1,000,000
Plans not approved by shareholders(2)	1,081,668	$2.02	—

(1)	PetVivo Holdings, Inc. 2020 Equity Incentive Plan.
(2)	Represents warrants granted to officers, directors, employees, financial advisors, consultants, investors, and other service providers pursuant to individual contracts, investments, awards or arrangements for compensatory purposes.

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Certain Relationships and Related party Transactions

The following is a summary of the transactions in fiscal 2020 and 2021 between the Company and its executive officers, directors, nominees for directors, principal shareholders and related parties involves amounts in excess of $60,000 or that the Company has chosen to voluntarily disclose.

David Masters

Notes and Settlement Agreement

Effective September 1, 2020, the Company entered into two debt settlement agreements with David B. Masters, a director and former officer of the Company, pursuant to (i) an Amendment to Promissory Note (“Amendment”) which amended certain outstanding promissory notes dated September 5, 2013, February 11, 2014 and August 14, 2014 (collectively, the “Outstanding Notes”) issued by Gel-Del, the Company’s wholly-owned subsidiary, with an aggregate amount owed of $65,700 and (ii) a Promissory Note (“Note”) having a principal amount of $195,000, which represents accrued salary owed to Dr. Masters. The Amendment extends, for up to an additional two years and under the same terms as originally entered into, the Outstanding Notes. The Company also entered into a Settlement and General Release (“Settlement Agreement”) with Dr. Masters that provides for the settlement and general release of any and all past claims, demands, damages, judgements, causes of action and liabilities that Dr. Masters may have had, may currently have or may acquire against the Company and its subsidiaries, including, but not limited to any claims related to (a) the ownership, operation, business, or financial condition of Company or its business, (b) any promissory note, loan, contract, agreement or other arrangement, whether verbal or written, including all unpaid interest charges, late fees, penalties or any other charges thereon, entered into or established between Dr. Masters and his affiliates and the Company on or prior to the September 1, 2020 or (c) the employment of Dr. Masters by the Company (except for claims directly relating to the breach of the Amendment, the Note or the Consulting Agreement).

Effective October 15, 2020 we entered into a note conversion agreement with David B. Masters in which he agreed to convert his Note having an outstanding principal amount of $192,500 plus a conversion fee of $3,500 into units (the “Units”) consisting of one share of the Company’s common stock and one warrant to purchase one share of Common Stock, as part of the Company’s public offering of Units.

At the closing of the Company’s public offering on August 13, 2021, the Note was converted into 43,556 Units, which consisted of 43,556 shares of the Company’s common stock and warrant to purchase 43,556 shares of our common stock. The warrants have an exercise price of $5.625 per share and expire on August 13, 2026. The Company also repaid the outstanding balance under the Amendment, which was $25,954 as of the closing date of the public offering.

As of October 27, 2021, the Company believed that it had satisfied all of its obligations to Dr. Masters in full. However, the Company received correspondence from an attorney representing Dr. David Masters, alleging, among other items, that the Company breached the Settlement Agreement and Consulting Agreement with him and owes him additional monies pursuant to these agreements. His attorney also alleges that the Company promised to enter into a new employment agreement with him and failed to fulfill that promise. The Company believes that Dr. Master’s claims are without merit and has retained legal counsel to respond to these allegations. The Company does not believe that this matter will have a material impact on its financial position or results of operations.

Warrants

On September 4, 2020, the Company granted warrants for 30,000 shares of its common stock valued at $96,000 to David Masters for production and manufacturing consulting services, at a price of $1.40 per share, vesting in equal monthly amounts over the four-month period ending December 31, 2020 for a term of 5 years from the date of the grant.

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John Lai

On October 30, 2020, Mr. Lai converted 42,188 warrants into common stock with an exercise and conversion price of $1.33 per share into 32,347 shares of our common stock on a cashless basis pursuant to the warrant’s cashless conversion feature. In January 2021, Mr. Lai converted 42,188 warrants into common stock with an exercise and conversion price of $1.33 per share into 38,516 shares of our common stock on a cashless basis pursuant to the warrant’s cashless conversion feature.

Convertible Notes with Directors

The Company entered into notes payable with Mr. Cash, Mr. Martin and Mr. Johnson on May 14, 2020, in the aggregate principal amount of $25,000. The notes with these three directors accrued interest at a rate of 6% annually, yielding a total amount of accrued interest of $382 at August 14, 2020, the maturity date, and on that date the total outstanding balance of $25,382 was converted at $1.02 per share into 25,003 shares of common stock valued at $25,383. The Company repaid these notes in full upon the closing of the Company’s public offering.

Other Transactions

Information relating to executive compensation paid to our executives in fiscal 2021 is under the heading “Executive Officer Compensation” and director compensation for fiscal 2021 is under the heading “Compensation of Directors.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of January 10, 2022, based on 9,757,728 shares of Common Stock outstanding as of such date, by: (i) each person or entity known by us to beneficially own more than 5% of our common stock, (ii) each director, (iii) each executive officer for whom compensation information is given in the Summary Compensation Table in this Proxy Statement, and (iv) all directors and executive officers as a group. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such share, subject to applicable community property laws.

Names and Address of Individual or Identity of Group(1)	Number of Shares Beneficially Owned	Beneficial Ownership (%)
Officers and Directors
John Lai (2)	1,027,037	10.40%
Robert J. Folkes (3)	23,000	*
John Dolan (4)	558,226	5.667%
Randall Meyer (5)	555,325	5.68%
David B. Masters (6)	837,539	8.47%
Gregory Cash (7)	47,057	*
David Deming (8)	75,996	*
Joseph Jasper (9)	61,184	*
Scott Johnson (10)	189,868	1.94%
James Martin (11)	127,622	*
Robert Rudelius (12)	184,885	1.89%
All Directors and Executive Officers as a Group (10 Persons) (13)	3,651,850	35.33%

5% Holders
Stanley Cruden (14)	655,000	5.41%

*	Less than one percent.

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(1)	Unless otherwise indicated, the business address of each officer and director of the Company is c/o PetVivo Holdings, Inc., 5251 Edina Industrial Boulevard, Minneapolis, MN 55439.
(2)	Amount consists of 907,992 shares held directly by Mr. Lai and warrants to purchase 119,315 shares that are vested or will vest within 60 days of the Record Date.
(3)	Amount consists of 13,000 shares held directly by Mr. Folkes and RSU’s to purchase 10,000 shares that will vest within 60 days of the Record Date.
(4)	Amount consists of 476,239 shares held directly by Mr. Dolan and warrants to purchase 81,987 shares that will vest within 60 days of the Record Date.
(5)	Amount consists of 541,902 shares held directly by Mr. Meyer and warrants to purchase 13,423 shares that will vest within 60 days of the Record Date.
(6)	Amount consists of 708,727 shares held directly by Dr. Masters and warrants to purchase 128,812 shares that will vest within 60 days of the Record Date.
(7)	Amount consists of 19,958 shares held directly by Mr. Cash and warrants to purchase 27,099 shares that will vest within 60 days of the Record Date.
(8)	Amount consists of 18,612 shares held directly by Mr. Deming and warrants to purchase 57,534 shares that will vest within 60 days of the Record Date.
(9)	Amount consists of 12,959 shares held directly by Mr. Jasper and warrants to purchase 48,225 shares that will vest within 60 days of the Record Date.
(10)	Amount consists of 164,492 shares held directly by Mr. Johnson and warrants to purchase 25,376 shares that will vest within 60 days of the Record Date.
(11)	Amount consists of 87,822 shares held directly by Mr. Martin and warrants to purchase 39,800 shares that will vest within 60 days of the Record Date.
(12)	Amount consists of 140,750 shares held directly by Mr. Rudelius and warrants to purchase 44,135 shares that will vest within 60 days of the Record Date.
(13)	Amount includes warrants and RSU’s owned all of all of our named executive officers and directors, as a group. To purchase an aggregate of 578,226 shares that are vested or will vest within 60 days of the Record Date.
(14)	As reported in Mr. Cruden’s Amendment No. 5 to his Schedule 13D filed with the SEC on August 25, 2021. Mr. Cruden’s address is 1135 Calgary Rd, North Port, FL 34288.

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PROPOSAL ONE: ELECTION OF DIRECTORS

General

Our Bylaws provide that the exact number of directors comprising our Board of Directors will be determined from time to time by resolution adopted by the Board. At each annual meeting of shareholders, directors whose terms expire at that annual meeting are elected for a one-year term.

Our Board of Directors is currently composed of ten members. The current term of all ten directors expires at this Annual Meeting. Messrs. Lai, Rudelius, Deming, Jasper, Johnson, Martin and Cash are being nominated for reelection to the Board (collectively, the “Nominees”). Messrs. Dolan, Meyer and Masters will not stand for reelection. Information about our nominees is included under “Executive Officers and Directors” on page 6.

If re-elected, each director will serve until the next Annual Meeting of Shareholders or until his successors is elected.

Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of the Nominees. Each Nominee has consented to serve on our Board of Directors, and the Board of Directors has no reason to believe that each Nominee will not serve if elected. If, however, any Nominee should become unavailable to serve as a director, and if the Board has designated a substitute nominee, the persons named as proxies will vote for this substitute nominee.

Experience of Nominees

Biographical information relating to the nominee is under the heading “Executive Officers and Directors” on page 6.

Vote Required

The nominee for election to the Board of Directors who receives the most votes (also known as a plurality) will be elected. You may vote either FOR all the nominees or you may WITHHOLD your vote for any nominee you specify.

Board Recommendation

The Board of Directors recommends that stockholders vote “FOR” the nominees set forth above.

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PROPOSAL TWO: ratification of the accounting firm

Overview

The Audit Committee, which is responsible for the appointment, compensation and oversight of our independent auditor, engaged Assurance Dimensions, Inc. (“Assurance”), as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending March 31, 2022. As a matter of good corporate governance, we are requesting that the stockholders ratify the Audit Committee’s appointment of Assurance as our independent registered public accounting firm. If stockholders do not ratify the appointment of Assurance, the Audit Committee will reevaluate the appointment, but may retain Assurance as the Company’s independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of Assurance will be present at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions by stockholders.

Audit and Non-Audit Fees

The following table presents the fees for professional audit services rendered by Assurance for the audit of the Company’s annual financial statements for the fiscal years ended March 31, 2021 and 2020, and fees for other services rendered by Assurance during those periods:

Fee Category	Fiscal 2021	Fiscal 2020
Audit Fees	$45,130	$31,100
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$45,130	$31,100

Audit fees include fees related to the services rendered in connection with the annual audit of the Company’s financial statements, the quarterly reviews of the Company’s quarterly reports on Form 10-Q and the reviews of and other services related to our registration statement on Form S-1 and other offering memoranda.

Audit-related fees are for assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees include (i) tax compliance, (ii) tax advice, (iii) tax planning and (iv) tax reporting.

All Other Fees includes fees for all other services provided by the principal accountants not covered in the other categories such as litigation support, etc.

All of the 2021 and 2020 services described above were approved by the Audit Committee in accordance with the SEC rule that requires audit committee pre-approval of audit and non-audit services provided by the Company’s independent registered public accounting firm. The Audit Committee has considered whether the provisions of such services, including non-audit services, Assurance is compatible with maintaining Assurance’s independence and has concluded that it is.

Vote Required

The selection of Assurance Dimensions, Inc. as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2022 will be approved if a majority of the votes cast by stockholders in person or via proxy with respect to this matter are cast in favor of this proposal You may vote “FOR” or “AGAINST” or abstain from voting on this proposal.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” ratification of the appointment of Assurance Dimensions, Inc. as the Company’s independent auditor for the fiscal year ending March 31, 2022.

22

PROPOSAL THREE: Advisory vote on executive compensation

Background

The Dodd-Frank Act requires all public companies to hold a separate non-binding advisory stockholder vote to approve the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in the Summary Compensation Table (commonly known as the “Say on Pay” proposal). Please read the “Executive Compensation” section of this Proxy Statement for additional details about our executive compensation program.

Executive Compensation

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

We believe that our compensation policies and procedures are intended to be aligned with the long-term interests of our stockholders. The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. However, the Board and Compensation Committee value the opinions of our stockholders, we will consider our stockholders’ concerns, and the compensation committee will consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Vote Required

The advisory vote on the Say on Pay proposal will be approved if a majority of the votes cast by stockholders in person or via proxy with respect to this matter are cast in favor of the proposal. You may vote “FOR or “AGAINST” or abstain from voting on this proposal.

Board Recommendation

The Board recommends a vote “FOR” for the Say on Pay proposal.

23

PROPOSAL FOUR: frequency of say on pay advisory votes

Background

The Dodd-Frank act also requires all public companies to hold a separate non-binding advisory shareholder vote with respect to the frequency of the vote on the Say on Pay proposal thereafter. Companies must give stockholders the choice of whether to cast an advisory vote on the Say on Pay proposal every year, every two years, or every three years (commonly known as the “Frequency Vote on Say on Pay.”) Stockholders may also abstain from making a choice, pursuant to the proposed rules recently issued by the SEC. After such initial votes are held, the Dodd-Frank Act requires all public companies to submit to their stockholders no less often than every six years thereafter the Frequency Vote on Say on Pay. Pursuant to Section 14A of the Exchange Act, we are holding a separate non-binding advisory vote on the frequency of Say on Pay in future years at the Annual Meeting.

Frequency Vote on Say on Pay

As discussed above, the Board believes that our executive compensation programs are designed to secure and retain the services of high quality executives and provide compensation to our executives that are commensurate and aligned with our performances and advances both short and long-term interests of ours and our stockholders. The Board believes that giving our stockholders the right to cast an advisory vote every three (3) years on their approval of the compensation arrangements of our Named Executive Officers provides the Board sufficient time to thoughtfully evaluate and response to stockholder input and effectively implement changes, as needed, to our executive compensation program.

Although the Board recommends that the Say on Pay proposal be voted on every three years, our stockholders will be able to specify one of four choices on the frequency of the vote on the Say on Pay Proposal as follows: (i) one year, (ii) two years, (iii) three years, or (iv) abstain. Nevertheless, the Board of Directors will take into account the outcome this advisory vote when considering how frequently to seek an advisory vote on Say on Pay in future years.

This advisory vote on the frequency of the say-on-pay vote is not binding on the Board. However, the Board values the opinion of its stockholders and will take into account the result of the vote when determining the frequency of future say-on-pay votes.

Required Vote

The option receiving the highest number of votes will be deemed to be the preferred frequency of our stockholders. You may vote for “Every One Year, “Every Two Years” or “Every Three Years” or abstain from voting.

Board Recommendation

The Board recommends the selection of every “THREE YEARS” as your preference for the frequency with which shareholders are provided an advisory vote on Say on Pay.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our 2022 Annual Meeting of Stockholders for pursuant to SEC Rule 14a-8 must be received at our principal office not later than September 20, 2022 to be included in the proxy statement for that meeting. Any other stockholder proposals, including director nominations, to be presented at the 2022 Annual Meeting of Stockholders (other than a matter brought pursuant to SEC Rule 14a-8) must be given in writing to our Corporate Secretary and must be delivered to or mailed and received at our registered office no later than January 3, 2023 or earlier than December 4, 2022. The proposal must be submitted by a stockholder or record and must set forth the information required in our Bylaws.

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If we hold our annual meeting more than 30 days before or after March 4, 2023 (the one-year anniversary date of our 2021 Annual Meeting of Stockholders), we will disclose the new deadline by which these stockholder proposals must be received in a press release, under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or a Current Report on Form 8-K.

ANNUAL REPORT

The Annual Report on Form 10-K for the fiscal year ended March 31, 2021 (our “Annual Report”) (which is not a part of our proxy soliciting materials), is being mailed with this Proxy Statement to those stockholders that request to receive a copy of the proxy materials in the mail. Stockholders that received the Notice of Internet Availability of Proxy Materials can access this Proxy Statement and our Annual Report at www.proxyvote.com. Requests for copies of our Annual Report may also be directed in writing to the Corporate Secretary at PetVivo Holdings, Inc., 5251 Edina Industrial Boulevard, Edina, Minnesota 55439, Attn: John F. Dolan, Corporate Secretary or via email at jdolan@petvivo.com.

We filed our Annual Report with the SEC on June 29, 2021. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report, including the financial statements and financial statement schedules, but excluding exhibits to our Annual Report. Exhibits to our Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit(s). All requests should be directed to the Corporate Secretary at PetVivo Holdings, Inc., 5251 Edina Industrial Boulevard, Edina, Minnesota 55439, Attn: John F. Dolan, Corporate Secretary or via email at jdolan@petvivo.com.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to submit your proxy or voting instructions at your earliest convenience.

25

PetVivo Holdings, Inc.

5251 EDINA INDUSTRIAL BLVD
MINNEAPOLIS, MN 55439
ATTN: JOHN DOLAN
CHIEF BUSINESS DEVELOPMENT OFFICER

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D65821-P65797 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PETVIVO HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) John Lai
02) Gregory Cash
03) David Deming
04) Joseph Jasper
05) Scott Johnson
06) James Martin
07) Robert Rudelius

The Board of Directors recommends you vote FOR proposals 2 and 3:

	For	Against	Abstain
2. RATIFICATION OF THE SELECTION OF ASSURANCE DIMENSIONS, INC. AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING MARCH 31, 2022.	☐	☐	☐
3. APPROVAL OF, ON AN ADVISORY BASIS, OUR EXECUTIVE COMPENSATION.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	1 Year	2 Years	3 Years	Abstain
4. APPROVAL OF, ON AN ADVISORY BASIS, THE FREQUENCY OF THE ADVISORY APPROVAL OF OUR EXECUTIVE COMPENSATION.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 5:

	For	Against	Abstain
5. APPROVAL TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY CONTINUATION, ADJOURNMENT OR POSTPONEMENT THEREOF.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K are available at www.proxyvote.com.

D65822-P65797

PETVIVO HOLDINGS, INC.
Proxy for Annual Meeting of Stockholders
March 4, 2022 3:30 PM CST
Solicited on Behalf of the Board of Directors

The undersigned hereby appoints John Lai and Robert Folkes, as proxies (the "Proxies"), or either of them, each with power of substitution and resubstitution, to vote all shares of Common Stock, $.001 par value per share, of PetVivo Holdings, Inc. (the "Company") held of record by the undersigned on January 10, 2022 at the Annual Meeting of Stockholders to be held at the offices of Fox Rothschild LLP, located at 222 S. Ninth Street, Suite 2000, Minneapolis, MN 55402-3338 on Friday, March 4, 2022 at 3:30 P.M. CST or at any adjournment(s), continuation(s) or postponement(s), thereof, as directed below, and in their discretion on any other matters which may properly come before said meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR ALL" in Proposal 1, "FOR" Proposals 2, 3 and 5 and "3 YEARS" in Proposal 4.

To be signed on the reverse side